SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   APRIL 15, 2002
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                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued April 15, 2001.


Item 9.    Regulation FD Disclosure.
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ATX, a leading integrated communications provider and subsidiary of CoreComm
Limited (Nasdaq:COMM), announced today it has extended its relationship with Public Financial Management ("PFM") for the third consecutive term as the company's telecommunications provider of choice.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                        Name:  Michael A. Peterson
                                        Title: Executive Vice President,
                                               Chief Operating Officer and
                                               Chief Financial Officer


Dated: April 15, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued April 15, 2002

                                                                    Exhibit 99.1
ATX LOGO


FOR IMMEDIATE RELEASE


              ATX AND PUBLIC FINANCIAL MANAGEMENT COMPLETE RENEWAL
                           FOR THIRD CONSECUTIVE TERM

Bala Cynwyd, PA - April 15, 2002 - ATX, a leading integrated communications provider and subsidiary of CoreComm Limited (Nasdaq: COMM), with approximately 400,000 business and residential customers, has recently extended its relationship with Public Financial Management ("PFM") for the third consecutive term as the company's telecommunications provider of choice. Continuing the partnership since 1997, ATX is implementing an integrated solution for PFM's voice and data needs, connecting 17 locations nationwide through a frame relay network, including PFM's main sites in Philadelphia and Harrisburg. Several offices will be taking advantage of ATX's flagship ATX CoreConnectsm Preferred Plus product, bundling their local, long distance, toll, and Internet needs over a multi-purpose broadband connection.

"Because we are a firm that prides ourselves as working together between offices nationwide and blending and sharing of different skill sets and talents, communication, both data and voice are extremely important to our growth and continued success," explains David Scott, Director of Information Technology and Chief Information Officer for PFM. "The relationship that we have built with the team at ATX in the past and just recently renewed for another two years has played a major role in helping PFM communicate between offices so that we can service our clients and continue our growth."

Public Financial Management, a leading independent financial advisory firm with more than 20 offices nationwide, has been rated the #1 Financial Advisory firm in the nation by The Bond Buyer. PFM has 26-year track record in the municipal finance industry, assisting state and local governments achieve their financial goals in the most cost-effective manner possible. Its services include financial consulting, debt management, and investment management.

ABOUT ATX - A CORECOMM COMPANY
ATX is a leading facilities-based integrated communications provider delivering tailored voice, Internet, data, e-business, and wireless solutions. Founded in 1985, ATX leverages its proven model of consultative services, consolidated broadband offerings, and personalized account management to provide a competitive advantage for its customers. Approximately 400,000 businesses and consumers throughout the Mid-Atlantic and Midwest regions have entrusted ATX/CoreComm as their communications partner. For more information on ATX, please visit www.atx.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: In addition to the historical information presented, this release also includes certain forward-looking statements concerning the future development of the business. Such statements represent the Company's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.

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